UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 25, 2004

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Termed Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 25, 2004 a distribution was made to holders of GMACM Home Equity Loan Trust Home Equity Loan-Backed Termed Notes, Series 2004-HE2.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the May 25, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
                      Home Equity Loan-Backed Termed Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 06/02/04


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the
               May 25, 2003 distribution.





Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE2
Payment Date 05/25/2004

Servicing Certificate                            Group 1
Beginning Pool Balance                           516,300,858.55
Beginning PFA                                    177,887,101.28
Ending Pool Balance                              550,615,557.72
Ending PFA Balance                               119,058,846.28
Principal Collections                             24,513,555.83
Principal Draws                                               -
Net Principal Collections                         24,513,555.83
Active Loan Count                                        15,928

Interest Collections                               3,327,484.69

Weighted Average Loan Rate                             7.82769%
Weighted Average Net Loan Rate                          7.3277%
Substitution Adjustment Amount                             0.00
                                                 Beginning              Ending
Term Notes                                       Balance                Balance          Factor     Principal
Class A-1A                                       75,673,342.27          66,073,633.05    0.7996422   9,599,709.22
Class A-1B                                       70,897,000.00          70,897,000.00    1.0000000           0.00
Class A-1C                                      248,220,425.14         231,963,085.04    0.8921657  16,257,340.10
Class A-2                                       152,808,000.00         152,808,000.00    1.0000000           0.00
Class A-3                                        34,034,000.00          34,034,000.00    1.0000000           0.00
Class A-4                                        66,708,000.00          66,708,000.00    1.0000000           0.00
Class A-IO                                       94,000,000.00          94,000,000.00                        0.00

Class M1                                         37,356,000.00          37,356,000.00    1.0000000           0.00
Class M2                                          7,116,000.00           7,116,000.00    1.0000000           0.00

Certificates                                              -                         -            -              -

                                                                 Interest      Security
Term Notes  (con't)                               Interest       Shortfalls    %            Coupon
Class A-1A                                         71,322.13     0.00          0.0929       1.170%
Class A-1B                                         69,676.00     0.00          0.0996       1.220%
Class A-1C                                        239,946.41     0.00          0.326        1.200%
Class A-2                                         366,739.20     0.00          0.2148       2.880%
Class A-3                                         120,253.47     0.00          0.0478       4.240%
Class A-4                                         202,903.50     0.00          0.0938       3.650%
Class A-IO                                        470,000.00     0.00          0.1321       6.000%

Class M1                                          122,963.50     0.00          0.0525       3.950%
Class M2                                           23,304.90     0.00            0.01       3.930%


Certificates  (con't)                                      -         -                -          -

Beginning Overcollateralization Amount              1,375,192.42
Overcollateralization Amount Increase (Decrease)    1,343,493.49
Outstanding Overcollateralization Amount            2,718,685.91
Overcollateralization Target Amount                 7,115,484.05

Credit Enhancement Draw Amount                              0.00
Unreimbursed Prior Draws                                    0.00


                                                                                         Number     Percent
                                                   Balance                               of Loans   of Balance
Delinquent Loans (30 Days)                         691,495.67                            22         0.13%
Delinquent Loans (60 Days)                         395,491.66                            14         0.07%
Delinquent Loans (90 Days)                         -                                     0          0.00%
Delinquent Loans (120 Days)                        -                                     0          0.00%
Delinquent Loans (150 Days)                        -                                     0          0.00%
Delinquent Loans (180+ Days)                       -                                     0          0.00%
REO                                                -                                     0          0.00%
Bankruptcy                                         194,095.72                            5          0.04%
Foreclosure                                        -                                     0          0.00%

                                                   Liquidation To-Date
Beginning Loss Amount                                    0.00
Current Month Loss Amount                                0.00
Current Month Prinicpal Recovery                         0.00
Net Ending Loss Amount                                   0.00                       0.00

                                                   Net Recoveries to Date
Beginning Net Principal Recovery Amount                  0.00
Current Month Net Principal Recovery Amount              0.00
Ending Net Principal Recovery Amount                     0.00

                                                   Special Hazard                        Fraud      Bankruptcy
Beginning Amount                                         0.00                                  0.00       0.00
Current Month Loss Amount                                0.00                                  0.00       0.00
Ending Amount                                               -                                     -          -

Liquidation Loss Distribution Amounts                    0.00
Extraordinary Event Losses                               0.00
Excess Loss Amounts                                      0.00

Capitalized Interest Account
Beginning Balance                                  914,037.06
Withdraw relating to Collection Period                   0.00
Interest Earned (Zero, Paid to Funding Account)          0.00
Interest for Initial Payment                             0.00
Total Ending Capitalized Interest Account Balance  914,037.06
as
Interest earned for Collection Period                  509.25
Interest withdrawn related to prior Collection           0.00
Period



Prefunding Account
Beginning Balance                                         177,887,101.28

Additional Purchases during Revolving Period              (58,828,255.00)
Excess of Draws over Principal Collections                          0.00
Ending PFA Balance to Noteholders                                   0.00
Total Ending Balance as of Payment Date                   119,058,846.28
Interest earned for Collection Period                          70,812.76
Interest withdrawn related to prior Collection Period               0.00

Current Month Repurchases Units                                        0
Current Month Repurchases ($)                                          -




